Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

12. SUBSEQUENT EVENTS

On July 1, 2026, the Company signed an investment agreement to invest up to RMB70,000 ($10,317)   into Hangzhou Puhongtianze Management Consulting Partnership (Limited Partnership) (“Puhong”) for its 23.3% equity interest. The Puhong is managed by an unrelated general partner (GP). The Company as a Limited partner, neither participates in the daily operation of Puhong, nor has the exclusive rights to control the partnership meeting and investment decisions.   As a result, the Group considers it has significant influence on the Partnership based on its percentage of capital contribution and accounts for the investment using the equity method.

On July 26, 2026, the Group signed an investment agreement, pursuant to which the Group invested HK$45,000 ($5,733) into Ventus Value Investment LPF Partnership (the “Ventus Partnership”) as a limited partner (the “LP”). The Ventus Partnership is administrated by a third-party general partner (the “GP”) and the investment manager (the “Investment Manager”) appointed by the GP manages the day-to-day investment management functions. The term of the Partnership shall continue for five years, provided that the term of the Partnership may be extended by the GP for an additional two-year period. The Partnership raised total capital of HK$100,000 (approximately $12,740), in which an independent limited partner contributed the remaining HK$55,000 ($7,007). The Group, as the LP, neither participates in the daily operation of the Partnership, nor has the exclusive rights to control the Partnership and investment decisions. As a result, the Group considers it has significant influence on the Partnership based on its percentage of capital contribution and accounts for the investment using the equity method.

On September 2, 2026, the Group entered a sale and purchase agreement (the “SPA” and the transaction as contemplated therein, the “Transaction”), through its wholly-owned subsidiary Scienjoy Innovation Labs Inc. (“Scienjoy Innovation”, incorporated on July 16, 2026), to acquire 239,234,000 ordinary shares (the “Shares”) of Leader Education Limited (“Leader Education”, a listed company on the HKEX), an investment holding company that provides private higher education services in China, from Shuren Education Limited (“Shuren”), Leader Education’s controlling shareholder, for HK$102,690 (approximately $13,100). The Shares represent 29.9% of the issued and outstanding share capital of Leader Education. The closing of the Transaction is subject to mutually agreed conditions, which includes: (i) Scienjoy being satisfied with the results of its due diligence of Leader Education and its subsidiaries; (ii) the absence of any material breach of warranties in the SPA by Shuren; (iii) all necessary waivers, consents, and/or notifications having been obtained; (iv) the continued listing of Leader Education’s ordinary shares on the Main Board of The Stock Exchange of Hong Kong Limited on or before the closing date; and (v) no suspension in trading of Leader Education’s ordinary shares had occurred for more than ten consecutive business days. The Transaction was closed on October 15, 2026. This Transaction is deemed to be a related party transaction since the Company’s independent director, Jun Lu, is also an executive director of Leader Education.

The Group evaluated all events and transactions that occurred after June 30, 2026 up through the date the Group issued these unaudited condensed consolidated financial statements and concluded that other than the events disclosed above or elsewhere in these unaudited condensed consolidated financial statements, there is no other subsequent event occurred that would require recognition or disclosure in the Group’s unaudited condensed consolidated financial statements.